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                                                                     Rule 497(e)
                                                     File Nos. 33-73832/811-8268




                                                               December 27, 2002

[Logo of Firsthand Funds]

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2002 (THE "PROSPECTUS")


                     FOR SHAREHOLDERS OF EACH FIRSTHAND FUND

The Section titled "Exchanging and Selling Shares - Exchange to the SSgA Money Market Fund" on page 29 of the prospectus is hereby replaced in its entirety with the following:

EXCHANGE TO THE SSgA MONEY MARKET FUND You may also exchange your shares for shares of SSgA Money Market Fund, which is a portfolio of the SSgA Funds, if such shares are offered in your state of residence. The SSgA Funds is an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, MA 02110, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

INVESTMENTS IN THE SSgA FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

             IMPORTANT NOTE REGARDING FIRSTHAND COMMUNICATIONS FUND

Effective December 27, 2002, Firsthand Communications Fund ceased operations when it merged into Firsthand Technology Value Fund.